UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 3, 2010

Oracle Corporation

(Exact name of Registrant as Specified in its Charter)

Delaware	000-51788	54-2185193
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Oracle Parkway, Redwood City, California	94065
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 506-7000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Oracle Corporation (“Oracle”) announced that Mark V. Hurd, 53, was appointed as a President of Oracle and was elected as a director of Oracle on September 6, 2010. Oracle also announced that Charles E. Phillips, Jr. resigned his position as a President of Oracle and as a member of Oracle’s board of directors on September 5, 2010. Copies of the press releases announcing the appointment and election of Mr. Hurd and Mr. Phillips’ resignation are attached hereto as Exhibits 99.1 and 99.2.

As President, Mr. Hurd will report to Larry Ellison, Chief Executive Officer of Oracle, and will have responsibility for Oracle’s global sales, consulting, marketing and support organizations. Prior to joining Oracle, Mr. Hurd served as Chairman of the board of directors of Hewlett-Packard Company (HP) from September 2006 to August 2010 and as Chief Executive Officer, President and a member of the HP’s board of directors from April 2005 to August 2010. Prior to joining HP, Mr. Hurd served as Chief Executive Officer of NCR Corporation, a technology company, from March 2003 to March 2005 and as President from July 2001 to March 2005. Mr. Hurd currently serves as a director of News Corporation but will not stand for re-election.

Mr. Hurd’s offer letter provides that he will be paid an annual salary of $950,000 and that Mr. Hurd will be eligible under Oracle’s Executive Bonus Plan for fiscal 2011 for a target bonus of $5,000,000, and such bonus will not exceed $10,000,000. In addition, Mr. Hurd’s offer letter provides that he will be granted a stock option to purchase 10,000,000 shares of Oracle’s common stock with an exercise price equal to the fair market value of Oracle’s common stock on the date of the grant. Mr. Hurd’s offer letter also provides that, subject to his remaining in his current role at Oracle, Mr. Hurd will be granted a stock option to purchase 5,000,000 shares of Oracle’s common stock in each of the next five years as part of Oracle’s annual company-wide employee stock option grants. Each of these stock options will vest 25% per year, beginning one year after the grant date for such stock options.

The description above is a summary of Mr. Hurd’s offer letter and is qualified in its entirety by the offer letter which is filed as Exhibit 10.28 to this current report.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.28	Offer letter dated September 2, 2010 to Mark V. Hurd and employment agreement dated September 3, 2010

99.1	Press release regarding Mr. Hurd dated September 6, 2010

99.2	Press release regarding Mr. Phillips dated September 6, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORACLE CORPORATION

Dated: September 7, 2010	By:	/s/ Brady Mickelsen
Name: Brady Mickelsen Title: Vice President, Associate General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.28	Offer letter dated September 2, 2010 to Mark V. Hurd and employment agreement dated September 3, 2010

99.1	Press release regarding Mr. Hurd dated September 6, 2010

99.2	Press release regarding Mr. Phillips dated September 6, 2010

4